2012 Investor & Analyst Day Dunkin’ Brands Group, Inc. May 8, 2012 Exhibit 99.1

Forward-looking statements
o
Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,”
“intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement.
o
Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof.  We do not undertake to update or revise any forward-
looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.
o
Regulation G
• This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure.
Reconciliations of non-GAAP amounts to the relevant GAAP amount are provided on our website.
2 Confidential information: Copying, dissemination or distribution of this information is strictly prohibited.

A strong platform for continued growth 2012 DNKN Investor & Analyst Day Nigel Travis CEO, Dunkin’ Brands & President, Dunkin’ Donuts

Highly experienced, aligned management team
Name Title Past experience
Nigel Travis
Chief Executive Officer, Dunkin’ Brands and
President, Dunkin’ Donuts U.S.
President & Chief Executive Officer of Papa John’s, President & Chief Operating Officer of
Blockbuster and SVP Burger King
Neil Moses
Chief Financial Officer Executive Vice President / Chief Financial Officer of Parametric Technology Corporation
John Costello
Chief Global Marketing & Innovation Officer Executive Vice President of Merchandising and Marketing at Home Depot, Senior Executive Vice
President of Sears, Senior Vice President of Marketing & Sales at Pepsi-Cola USA and Chief
Global Marketing Officer of Yahoo!
Paul Twohig
Chief Operating Officer, Dunkin’ Donuts U.S. &
Canada
Senior Vice President of Starbucks; Executive Vice President and Chief Operating Officer of
Panera Bread Company
John Dawson
Global Development Officer Vice President of Worldwide Restaurant Development for McDonald’s Corporation
Giorgio Minardi President, International
Managing Director, Europe and the Middle East, for Autogrill; vice President of Asia Pacific,
Burger King; and Vice President and Chief Marketing Officer for Greater China for McDonald’s
Corporation
Bill Mitchell
Senior Vice President & Brand Officer, Baskin-
Robbins U.S. & Canada
President of Global Operations for Papa John’s
Richard Emmett Senior Vice President & General Counsel
Former Executive Vice President and Chief Legal Officer of Quiznos, Senior Vice President and
General Counsel of Papa John’s
Ginger Gregory
Senior Vice President, Chief Human Resources
Officer
Global Head of HR for consumer business arm of Novartis AG
Karen Raskopf
Senior Vice President, Chief Communications
Officer
Senior Vice President of Corporate Communications for 7 – Eleven and Blockbuster
Paul Carbone Vice President, Strategy & Finance
Senior Vice President / Chief Financial Officer for Tween Brands

DUNKIN' DONUTS

baskin robbins

DUNKIN' DONUTS
baskin robbins

dunkin' brands

DUNKIN' DONUTS
baskin robbins

Focused growth strategies across each segment
1 Represents percentage of LTM reportable segment revenues through 3/31/2012
74% of LTM revenue¹
7% of LTM revenue¹
19% of LTM revenue¹
Increase comparable store
sales and profitability
in DD U.S.
Continue DD U.S.
contiguous store
expansion
Increase comparable
store sales growth
of BR U.S.
Drive accelerated
international growth
across both brands

DUNKIN' DONUTS
DD

dunkin' brands

DUNKIN' DONUTS
baskin robbins

Three Pillars Franchisee Relationships Operations Focus Franchisee Profitability

Franchising Relationships
o
It’s all about making our franchisees profitable
o
“Pluralistic frame of reference”
o
Requires great communication and listening skills
o
A positive approach to every problem
o
Willingness to be flexible while maintaining the course
o
Collaborative approach

Operations Focus
o
Develop people and guest-first culture
o
Instill retail mindset across Dunkin’ Brands system
o
Select the right franchisees; offer the best training and support
o
Intensely focus on unit economics
o
Enhance guest experience by focusing on satisfaction

MT
ND
MN
SD
WI
MI
NY
ME
VT
NH
MA
CT
RI
NE
IA
IL
IN
OH
PA
NV
KS
MO
KY
WV
VA
OK
AR
TN
NC
SC
MS
AL
GA
TX
LA

dunkin' brands
DUNKIN' DONUTS
baskin robbins

Franchise Profitability – a cross-functional approach
MAXIMIZE
profitability for All
Stakeholders
INCREASED
franchisee profitability
enables increased new
store development
INCREASED
store penetration
enables increased sales,
customer convenience
and frequency (ad fund)
INCREASED
beverage sales enables
increased franchisee
profitability
INCREASED
customer convenience
and frequency enable
increased beverage sales

Public Company Transformation
• Continued focus on corporate governance
• Shareholder outreach
• Succession planning
Pre-IPO
o
94% Private Equity Owned
Post-IPO
o
75% Private Equity Owned
Post-Nov. ‘11
Follow-on Offering
o
55% Private Equity Owned
Post-March ‘12
Follow-on Offering
o
30% Private Equity Owned

Building brand awareness & driving new restaurant sales Marketing & Product Innovation John Costello Chief Global Marketing & Innovation Officer

o
Relevant Strategic Priorities:
Designed to drive growth in all parts of
the system; particularly effective in new markets
o
Efficient National
Marketing:
National media buys put the right level
of advertising into a market at the right time
o
Effective Local
Marketing:
Local markets retain flexibility to
personalize marketing and messaging to reach our key customers
o
Franchisee
Profitability:
Marketing focus on product innovation and
accelerating beverage growth early in a restaurant’s life cycle
US Marketing and Product Innovation efforts support US
store development goals by focusing on four key priorities

Relevant Strategic Priorities:  Designed to maximize
growth and drive new US market expansion
1) Drive comp sales and brand
differentiation
2) Increased focus on growing our
beverage and total coffee business
3) Protect and grow our critical AM
day-part
4) Grow the PM day-part
5) Maintain our strong value position
How does strategy drive expansion?
o
Differentiated food and beverage products
help introduce the brand in new markets
o
High margin beverages build ritual and
maximize franchisee profitability
o
Builds ritual and brand loyalty and drives
franchisee profitability
o
Broadens customer appeal and drives
incremental sales and profit for franchisee
o
Reinforces brand positioning of offering
customers great products at a great value

the office
glee
how i met your mother
HAWAII FIVE-O

AMERICA RUNS ON DUNKIN'

ESPN
MONDAY NIGHT FOOTBALL

BUD LIGHT
WANTS YOU
SONY

Efficient National Marketing:  Builds brand awareness and
drives sales early in market entry period
Leading Programs
Customized Sponsorships
Times Square
National advertising builds brand awareness
even in markets with few restaurants

YAHOO! SPORTS
SPORTS MINUTE
AMERICA RUNS ON DUNKIN'
REFRESH WITH THE LEGENDARY ICED COFFEE
Yahoo! Sports Minute, 07/23

facebook
Dunkin' Donuts
BE THE PRESIDENT OF DUNKIN' NATION
CHECK IN & YOU COULD WIN!

Play with Friends. Play with Life.
Sims Social
GET CHAIR
Look for Dunkin' Donuts in The Sims Social game.
Get boosts, collectibles, facebook gifts and more.
THE SIMS RUN ON DUNKIN'

Efficient National Marketing:  Traditional media
supplemented with targeted digital and social efforts
Relevant digital
partnerships
Social: Facebook & Twitter Gaming
Media vehicles and sponsorships are selectively chosen to
connect with customers, reinforce the brand and drive sales

Efficient National Marketing:  Our mobile solution has a
multi-faceted approach with very focused objectives
•
Drive Comps
•
Improve Speed of Service
•
Improve Profitability
•
Drive DD Card Sales
•
Enhance Loyalty Efforts

ICED COFFEE.
A BIG CUP OF HUSTLE.
DUNKIN' DONUTS
coffee
RED SOX

COWBOYS

MILWAUKEE Brewers

dunkin' brands
DUNKIN' DONUTS
baskin robbins

Effective Local Marketing: Builds the brand, connects with local customers and drives sales We use relationships with targeted major partners to provide differentiated messages in select markets

SALES PLANNING & PROGRAMS
For every marketing need!
New Holiday Lattes
Categories
Check Building
Competitive
Frequency/Loyalty
Traffic Building
Marketing Store Guide
Launch
Trade Area Assessment Tool
Launch
Newest Programs
Competitive Blunting Program
Launch

Raise a cup to
America's favorite
ICED coffee
DUNKIN' DONUTS

THANK YOU,
LANCASTER
for voting Dunkin' Donuts
your favorite coffee two
years in a row!*
ICED coffee
DUNKIN' DONUTS
AMERICA RUNS ON DUNKIN'

Effective Local Marketing: Builds the brand, connects with local customers and drives sales All markets have access to tools and templates that can be applied locally

BAKERY
SANDWICHES
Ham & Cheese
with Creamy Dijon
Turkey, Cheddar & Bacon
with Ancho Chipotle Sauce

Big day?
Big breakfast sandwich.

Show 'em you've
got a heart

Flavor up
the holidays
Latte

New Bagel Flavors
DUNKIN' DONUTS

How do you take
your caramel?
coffee

DUNKIN' DONUTS

Latte

New Cuban Flatbread
tea

Try a New Southern Style
Chicken Biscuit
sweet tea

Franchisee Profitability: Strong menu of differentiated
national products, supplemented regionally as appropriate
National menu drives brand differentiation,
customer loyalty, franchisee sales and profitability
Selectively supplemented with
regional products where needed

WHAT
ARE YOU
DRINKIN'?

HEY DALLAS,
WHAT ARE YOU
DRINKIN'?
ICED
coffee
DUNKIN'
DONUTS
LOCATED AT ELDORADO AND HARDIN, EXIT 39, TURN RIGHT 1.5 MI.

Drive beverage growth at the local level through
localization of WAYD and in-store tactics
Campaign drives beverage awareness in all markets,
targets key demographics and helps differentiate
our beverage lineup
Franchisee Profitability: Focus on growing beverages early in restaurant life-cycle enhances franchisee profitability
“What are you drinkin’?” advertising is effective and flexible

Franchisee Profitability:  Focus on growing beverages early in restaurant life-cycle enhances franchisee profitability
“What are you drinkin’?” advertising is effective and flexible
o
Coffee Leadership – Taste Passion
o
Coffee Leadership – Iced Coffee Customization
o
Iced Coffee – Boston Sports Pride
o
Hispanic – America’s Favorite

Your Keurig® Brewer
runs on Dunkin'.
Available in 5 varieties,
only at Dunkin'.
DUNKIN' DONUTS
ORIGINAL BLEND
K-CUP
K-CUP

K-CUP
BRING HOME
K-CUP PACKS
TODAY!

Brew up the best
holiday yet.
Grab a bag or a box today!
KEURIG
DUNKIN' DECAF
DUNKIN' DONUTS
ORIGINAL BLEND
K-CUP

dunkin' brands

DUNKIN' DONUTS

baskin robbins

Franchisee Profitability:  K-Cups
continue to build the
brand, accelerate beverage growth, and drive profitability
We are leveraging K-Cups to build the brand
and accelerate beverage rituals
o
K-Cups have been a key driver of both sales
and profitability and we are pleased with the
launch of the category
o
Brewer and K-Cup sales are solid and in line
with our projections, with penetration
increasing
o
We have a solid plan in place for the rest of
the year with advertising, merchandising and
LTOs.
o
K-Cups are particularly important in new and
emerging markets where they have provided
even greater incremental sales and profit for
franchisees

AMERICA RUNS ON DUNKIN'

dunkin' brands
DUNKIN' DONUTS
baskin robbins

Summary: Marketing and Innovation efforts support US
store development goals by focusing on 4 key priorities
15,000
Restaurants
7,000
Restaurants
Relevant Strategic Priorities
Effective Local Marketing
Efficient National Marketing
Driving Franchisee Profitability

Supporting new and existing franchisees Enabling Successful New Restaurants Paul Twohig Chief Operating Officer, Dunkin’ Donuts U.S. & Canada

Team Priorities Consistent, focused, and execution driven PEOPLE GUEST EXPERIENCE PROFITABLE TOPLINE SALES

Support Structure
o
FIELD OPERATIONS is led by 4 Regional Vice Presidents
(RVP) and 25 Operations Directors (OD) that act as the
maître d’ for their areas
o
OPERATIONS SERVICES TEAM supports development
of systems and processes to enable restaurant operations
o
LEARNING TEAM focused on training franchisees and
Restaurant Managers and field support team
Core connections with marketing, development,
construction, franchising and financial planning

People
Teaching and coaching is the foundation:
o
Operations Team Development
o
Franchisees and Restaurant Managers
Ratio of Field Support to restaurants is critical to success
Enabling Successful New Restaurants:
o
Improved focus on selecting the best franchisees –
cross functional vetting process
o
New Franchisee Learning Path
o
Developing a support system – franchisee mentorship

Guest Experience
Focus on Restaurant Operations
o
RORs and Restaurant Visitation Process (at least 4 visits per year)
o
Upcoming Franchisee Rating & Reward System
o
Action Planning is critical
Guest Focused Operating Systems
o
LEAN Diagnostics
o
Simple and clear processes
Enabling Successful New Restaurants:
o
Grand Openings – Community Connection – Loud and Proud
o
Ensuring regional relevance

Guest Experience
Guest Satisfaction Survey (GSS):
o
Focus of understanding the guest experience
o
National overall satisfaction scores have continuously improved
o
20% improvement in overall satisfaction scores over past two years

Profitable Topline Sales
o
Remodels and
relocations
o
Average age of
restaurants is less than
5 years
o
Guest Service
Diagnostic Tool
o
Sandwich Station
enhancements
o
POS
o
Back-Office Systems:
inventory, food cost, labor
and cash management
o
Loss Prevention systems
and education
o
Mobile/Loyalty program
UPDATED Retail
Technology
LEAN
Solutions
Asset
TRANSFORMATIONS

Team Priorities Consistent, focused, and execution driven PEOPLE GUEST EXPERIENCE PROFITABLE TOPLINE SALES

Significant opportunity for profitable growth Doubling the Footprint of Dunkin’ Donuts U.S. John Dawson Global Development Officer, Dunkin’ Brands

ND
MN
SD
NE
IA
WI
MI
IL
IN
OH
PA
NY
ME
VT
NH
MA
CT
WV
VA
KY
NC
TN
SC
GA
AL
MS
CA
CO
KS
MO
OK
AR
AZ
NM
TX
LA

Significant Opportunity for Profitable Growth
1. As of 3/31/2012
REGION
POPULATION
(MM)
STORES
(1) PENETRATION
Core 36.0 3,775 1:9,540
Established 53.8 2,245 1:23,950
Emerging 88.7 910 1:97,500
West 130.0 130 1:1,000,300

MT
ND
MN
SD
NE
IA
KS
MO
OK
AR
TX
WI
MI
IL
IN
OH
KY
TN
WV
VA
NC
SC
GA
AL
MS
PA
ME
VT
NH
MA
CT

Strong unit economics maximize profitability for all
stakeholders and drive Dunkin’ Donuts U.S. development
MAXIMIZE
profitability for All
Stakeholders
INCREASED
franchisee profitability
enables increased new
store development
INCREASED
store penetration
enables increased sales,
customer convenience
and frequency (ad fund)
INCREASED
beverage sales enables
increased franchisee
profitability
INCREASED
customer convenience
and frequency enable
increased beverage sales

Development Strategy is Delivering Positive Results
NET NEW STORES
2009 – 2011
RESTAURANT BASE
DIVERSITY
SDA SALES
KEEPING RESTAURANT
BASE CONTEMPORARY
STRENGTHENING
UNIT ECONOMICS
o
640 Net Openings
o
Emerging markets grew 49%; West region grew 27%
o
85% Traditional locations; 15% Gas & Convenience and
Alternative Points of Distribution
o
Nearly 50% of restaurants include a drive-thru
o
25% increase in SDA sales from 2010 to 2011
o
Majority of 2012 SDA sales West of Mississippi River
o
636 remodels in 2011; guidance of 600 – 650 in 2012
o
60% of asset base will be newest restaurant image by end of 2012
o
Average age of restaurant base is less than 5 years
o
2010 Cohort of Traditional Openings: $855,000 AUVs ; $474,000 average capex
o
2011 Cohort of Traditional Openings: $858,000 AUVs ; $461,000 average capex

o
Phase 1: Deliberate
spacing - focus on
traditional formats
o
Phase 2: Coffee
convenience
o
Phase 3: Driving
deep penetration
through in-fill
locations
o
Sophisticated sales
forecasting model
o
Continuous focus
on driving down
capex investments
o
Primary focus on
driving high margin
beverage sales
o
Supply chain
efficiencies -
reduced COGs
o
Rigorous franchisee
selection
o
Operational
experience and
financial stability
o
Customized SDA
sales models &
incentives
o
Developing national
and regional lender
relationships
o
Cross-functional
approach to
market plans
o
Identify top tier
trade areas
o
Continuous
assessment of
market potential
o
High internal
hurdles for site
approvals
Accelerating Growth with Cross-Functional Approach
RIGOROUS
Market Planning
QUALITY
Franchisees
Phased Market
DEVELOPMENT
FOCUS on Unit
Economics

Franchisee Base is a Major Asset Background of Dunkin’ Donuts U.S. 2011 SDA Purchasers Existing 69% New 31% G&C Retail - QSR 28% Restaurant - QSR 48% Other 24%

2011 SDA Commitments Sold by Market Type
Dunkin’ Donuts SDA sales in
33 DMAs in 2011
o
Reaching sell-out levels in
Established markets:
• Washington , DC
• Chicago
• Baltimore
• Tampa
o
Strong early recruitment success
in New Markets released in
2010 & 2011:
• Arkansas
• Louisiana
• Iowa
• Denver
Emerging
28%
Established
33%
West
39%

2012 Development Production: Forecasted SDA Sales and
Openings by Market Type
Forecasted 2012 Net Openings
by Market Type
Forecasted 2012 SDA Sales
by Market Type
Emerging
19%
Established
38%
West
12%
Core
31%
Emerging
40%
Established
2%
West
58%
Continuing to penetrate Core and Established markets while
selling SDAs for future growth

Contiguous, Strategic Growth Westward Selling in-fill locations & SDAs to existing franchisees Selling SDAs to new and existing franchisees Future markets

Accelerating Dunkin’ Donuts U.S. Growth
o
SIGNIFICANT opportunity for profitable growth
o
COMPELLING,
articulated philosophy on franchising
o
ENHANCED development strategy that is
demonstrating strong results
o
ATTRACTIVE unit economic model generating
quality demand from new and existing franchisees
o
DISCIPLINED contiguous approach to doubling
footprint in U.S.

Enhancing unit economics to drive accelerated growth Dunkin’ Donuts New Store Economics Neil Moses Chief Financial Officer, Dunkin’ Brands

Focus on Store-Level Unit Economics
to Drive Accelerated growth
o
Significantly increased national media driving brand awareness and high-margin beverage sales
o
Intense focus on accelerating new market beverage sales
o
K-Cups boosting franchisee profitability
o
Agreement with franchisee-owned supply chain cooperative to provide flat cost of goods to back door of the restaurant across system by 2015
o
$245 million reduction in franchisee costs since 2008 from strategic sourcing and operational efficiencies
o
24% reduction in upfront capex for new end-cap, drive-thru restaurants since 2008
90% of 2011 new store development with existing franchisees;
69% of 2011 SDA sales with existing franchisees

WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
MI
IL
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
VT
NH
ME
MA

dunkin' brands

DUNKIN' DONUTS

baskin robbins

Our Dunkin’ Donuts U.S. Regions REGION Core Established Emerging West

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2008
2009
2010
2011
Core & Established
West & Emerging

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2008
2009
2010
2011
Core & Established
West & Emerging

New Restaurant Sales & Profitability
Strong & Consistent Across Regions
1. As of 4/11/2012
2. Standalone Traditional Dunkin’ Donuts Restaurants only
3. 2011 data is projected based upon partial year results
4. 2011 COGs and EBITDA impacted by commodity inflation
o
First year sales and first year EBITDA % improving in all regions
o
West & Emerging first year sales surpassed Core & Established past two years
o
Core & Established first year sales up from $14,000 to 16,400 or 17% growth from 2008 to
2011; West & Emerging first year sales up from $13,400 to $17,500 or 30% growth from
2008 to 2011
o
West & Emerging first year EBITDA % grew from 4% to 13% from 2008 to 2011;
now consistent with Core & Established
First Year EBITDA %
First Year Sales

Consistent Improvement in First Year in West & Emerging Markets
8.5% CAGR
1. As of 4/11/2012
2. Standalone Traditional Dunkin’ Donuts Restaurants only
3. 2011 data is projected based upon partial year results
4. 2011 COGs and EBITDA impacted by commodity inflation
o
West & Emerging first year sales up from $13,400 to $17,500 or 30% growth from
2008 to 2011; West & Emerging first year EBITDA % grew from 4% to 13% from 2008 to 2011
o
Enhanced site selection improving first year sales
o
Increased beverage dollars helping to drive improved EBITDA %
o
Maintained EBITDA margin in 2011 despite commodity pressure
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
2008
(76 Sites) (38 Sites)
2010
(42 Sites)
2011
(49 Sites)
West & Emerging
First Year Sales
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
2008
(76 Sites) (38 Sites)
2010
(42 Sites)
2011
(49 Sites)
West & Emerging
First Year EBITDA %
2009 2009

Growing First Year Beverage Dollars & Lower Build Costs
Driving Improved EBITDA & Cash-on-Cash Returns
1. As of 4/11/2012
2. Standalone Traditional Dunkin’ Donuts Restaurants only
3. 2011 beverage dollars projected based upon partial year results
o
West & Emerging first year beverage dollars up from $4,950 to $6,250 or 26% percent growth from 2008 to 2011
o
West & Emerging average restaurant build cost down nearly $60,000 or 12%
from 2008 to 2011
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
2008
(76 Sites) (38 Sites)
2010
(42 Sites) (49 Sites)
West & Emerging
First Year Beverage Dollars
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
2008
(76 Sites) (38 Sites)
2010
(42 Sites) (49 Sites)
West & Emerging Average
Restaurant Build Cost by Open Year
2009 2009
2011
2011

Strengthening New Market Cash-on-Cash Returns
1. As of 4/11/2012
2. Standalone Traditional Dunkin’ Donuts Restaurants only
3. 2011 projected based upon partial year results
4. Profitability Numbers are franchisee reported and do not include G&A
o
West & Emerging first year cash-on-cash returns up from 5% in 2008 to 27% in 2011
o
West & Emerging first year cash-on-cash returns cleared 25% target in 2010 and remained above 25% despite commodity pressures in 2011
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
2008
(76 Sites)
2009
(38 Sites)
2010
(42 Sites)
2011
(49 Sites)
West & Emerging
First Year Cash-on-Cash Returns

Year-Over-Year Improvement in Beverage
Dollars and Cash-on-Cash Returns in New Markets
1. As of 4/11/2012
2. Standalone Traditional Dunkin’ Donuts Restaurants only
3. 2011 projected based upon partial year results
o
Restaurants opened in 2010 & 2011 have much stronger first year beverage dollars and cash-on-cash returns than restaurants opened in 2008 and 2009
o
Restaurants opened in 2008 and 2009 showing steady year-over-year progress
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
2008
(76 Sites)
2009
(38 Sites)
2010
(42 Sites)
2011
(49 Sites)
West & Emerging - Beverage
Dollars Progression by Open Year
Year 1 Year 2 Year 3 Year 4
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
2008
(76 Sites)
2009
(38 Sites)
2010
(42 Sites)
2011
(49 Sites)
West & Emerging – Cash-on-Cash
% Progression by Open Year
Year 1 Year 2 Year 3 Year 4

Supporting contiguous expansion Dunkin’ Donuts U.S. Supply Chain

NATIONAL DCP
Distribution Commitment Partnership

dunkin' brands

DUNKIN' DONUTS

baskin robbins

Dunkin’ Donuts U.S. Supply Chain Footprint
Central Manufacturing
Locations (CMLs)
National DCP
(NDCP)
DD Approved
Suppliers
o
100+ franchisee-owned bakeries
o
Make donuts, baked goods
o
Receives supplies from NDCP
o
Supply 4,500 restaurants
o
Daily delivery to restaurants
o
Consolidation opportunities
being investigated
o
Franchisee owned purchasing
& distribution co-op, non-profit
o
Competitively bid products
o
Overseen by franchisees &
DNKN
o
Ships 50mm cases/year
to stores
o
Weekly deliveries to restaurants
o
450 QA approved suppliers
o
$1.3B in annual shipments
o
DNKN approves suppliers,
products and owns specs;
NDCP negotiates price with
approved suppliers
U.S. Dunkin’ Donuts Restaurants
o
99% of needs supplied
by NDCP
o
Donuts from CMLs, Full
Producers, or Just Baked
on Demand

WA
MT
ND
MN
OR
ID
SD
WY
WI
MI
NV
UT
CO
KS
MO
IL
IN
OH
PA
CT
CA
OK
AZ
NM
TX
MS
AL
GA
SC
LA

dunkin' brands
DUNKIN' DONUTS
baskin robbins

NDCP Distribution Footprint WA Phoenix, AZ (Oct 2012) Mokena, IL Colonie, NY Bellingham, MA Westampton, NJ Greensboro, NC Groveland, FL

Enabling Contiguous Expansion
1. Merging regional co-ops into national distribution and
procurement cooperative (NDCP)
2. Implementing “flat pricing” across U.S. in three years
3. Reducing franchisee COGs through sourcing
& operational efficiencies
OUR MISSION:
Ensure
continuity of supply
of
high quality
food, beverage & equipment, while improving
franchisee
profitability
to enable
Westward expansion

NATIONAL DCP
Distribution. Commitment. Partnership.

dunkin' brands

DUNKIN' DONUTS

baskin robbins

Recently Merged 4 Regional Co-ops
into Single NDCP Entity
o
Signed long-term, performance agreement with NDCP
for procurement and distribution in U.S.
o
Merged 4 regional cooperatives into single entity
• Eliminating redundant jobs
• Consolidating duplicate functions: IT, Finance, Call Centers
• Standardizing service levels and processes across system
o
Approaching vendors with “one voice” as a unified $1.3B
purchasing and distribution entity
o
Installing new NDCP Board with improved governance
• “1 Member, 1 Vote” principle ensures new markets are represented
6 distribution centers located in 4 formerly autonomous
regions now financially merged and centrally controlled

Both Parties Benefit in New Agreement
FRANCHISEE BENEFITS
DNKN BENEFITS
o
Improved NDCP Board
Governance
o
Guaranteed flat pricing by year 3
o
Performance-based contract,
requiring top-quartile results
o
Dedicated, franchisee-owned
supply chain requiring no capital
investment from DNKN
o
Long-term role in supply
chain
o
Early inclusion in R&D
o
Access to multiple suppliers
to improve RFP results
o
Ability to consolidate regions
Both sides will benefit from enhanced franchisee
profitability that will enable Westward expansion

Implementing “Flat Pricing” Across U.S.
New DNKN / NDCP
Contract Requires
“Flat Pricing”
Sourcing and Operations
Savings Will Enable
Flat Pricing
Supports Westward
Expansion
o
New markets will have
same product costs as
Core markets
o
Eliminates need for DNKN
supply chain subsidies in
new markets
o
All members should see
reduction over time
o
No region (including
Core) should see an
increase
o
Significant (2-3%)
reductions in food cost
for Western markets
o
All members across U.S.
will pay same price
for goods
o
Will be phased in over
3 years, with 6-month
increments
o
Potential to accelerate
if additional savings
are uncovered
Flat pricing for product costs is key enabler
of contiguous growth strategy

Reducing Costs Franchisee COGs
Plan to capture another $100M over next 3 years
o
RFPs
o
2nd suppliers
o
Specification
optimization
o
Operational
efficiencies
o
Lightweight
packaging
o
Backhauls
Key Levers:
$115
$47
$41
$42
$245 mm
$0
$50
$100
$150
$200
$250
$300
2008 2009 2010 2011 4 Year
Total
4 Year Cost
Reduction Results

Additional $100M to Enable Flat Pricing
By End of Year 3
o
All regions will see a reduction
o
Higher cost regions will see the most
benefit
o
Assumes successful capture of $100M+
in additional savings across system
FLAT PRICING
MECHANICS
New
England
Chicago
Mid-
Atlantic
Southeast Southwest
2012 Savings as a % of Sales 0.1% 0.1% 0.4% 1.1% 2.0%
2013 Savings as a % of Sales 0.2% 0.2% 0.6% 0.8% 3.4%
2014 Savings as a % of Sales 0.3% 0.4% 0.7% 0.9% 3.7%
Projected 3-year Average Food
Cost Savings
0.2% 0.2% 0.6% 0.9% 3.1%

Significant long-term growth opportunities outside U.S. Growing Our Brands Globally Giorgio Minardi President, International, Dunkin’ Brands

o 24 cities in 60 days o 90% of partner organizations o 2 global summits First 90 Days in Office STRONG, ENGAGED partners to grow with the brands

Baskin-Robbins
Dunkin' Donuts
6,000
900
800
700
600
500
400
300
200
100
-
5,400
3,014
2,386
838
584
254
431
341
90
569
250
319
90
78
12
Asia
Middle East
Europe
Americas
Australia / NZ

Note: Unit count as of 3/31/12 Both brands have strong international presence… Store count: BR International was 11% of FY11 segment profit; DD International was 3% of FY11 segment profit

…with significant long-term growth opportunity
MATURE:
Drive growth and increase penetration in established markets
• Korea
• Middle East
• Japan
EMERGING:
Continue growth momentum in markets
with significant opportunity and early presence
• Russia, Germany
• China
• Latin America
NEW:
Leverage brands’ strengths to grow in high-potential markets
• Mexico
• Vietnam
• India
Dunkin’ Donuts Baskin Robbins Both Brands
350 – 450 net new
International units in 2012

25%
42%
18%
15%
DD US
BR US
DD Intl
BR Intl

13%
8%
6%
73%
DD US
BR US
DD Intl
BR Intl

State of the business
• Comps in Q1 2012 were 7.6% in Baskin-Robbins International and 2.3% in Dunkin’ Donuts International
• DB International had over $1.9B franchisee reported sales in 2011. The segment grew by approx 9% to
$424M in Q1 2012
• Q1 2012 profits were over $10M. Investment in the brands to continue with additional resources being added to accelerate growth
Points of Distribution
Franchisee Reported Sales

My initial observations
o
Reinforce and integrate international team
o
Become more operations focused
o
Strengthen infrastructure with development, operations,
marketing and supply chain resources
o
Leverage domestic strengths to grow awareness globally
and ensure local relevance to optimize impact
o
Baskin-Robbins has universal appeal

DUNKIN' DONUTS

baskin robbins

DUNKIN' DONUTS
baskin robbins

MIB3
IN 3D

dunkin' brands

We have a common approach for each brand
Happy 1.0
Indulgence
Celebration
Refreshment
We Make
People Happy
DD Store design
Premium Donuts
Beverage Acceleration
Bakery Stretch
What Are
You Drinkin’?
Leverage US Expertise
Global & Local Innovation
Relevant Traffic drivers

baskin BR robbins
baskin BR robbins

[redacted]

[redacted]

dunkin' brands

DUNKIN' DONUTS

baskin robbins

Baskin-Robbins International Continues to Perform Well,
Driven by Innovative, Differentiated Guest Experience
S. Korea
Russia
Saudi Arabia
United Arab
Emirates
Oman
Bahrain
Vietnam
400 Happy 1.0
Design Locations
Singapore
Malaysia
Australia
Mexico
Canada
China
United
Kingdom
Ecuador
Puerto Rico
Indonesia
NEXT

baskin robbins®
WWW.BASKINROBBINS.VN
baskin robbins®

baskin robbins®
باسكن روبنز

baskin robbins

GOLD MEDAL RIBBON
NUTTY

dunkin' brands

DUNKIN' DONUTS

baskin robbins

World-class design that makes product the star, celebrates
brand heritage and is a happy, social gathering place
• Partners actively remodeling
existing restaurant base
• AWS lift from remodels and
new stores in Happy 1.0 design
• Reduced build-out costs in
certain markets
• Expect more than 600 Happy
1.0 restaurants by end of 2012

ICE CREAM
SOFT SERVE
SUNDAES
BEVERAGES
CAKES
GRAB-N-GO

Custard Pudding
NEW

baskin robbins
WINTER WARMERS
HOT WAFFLES
HOT BROWNIES
HOT COFFEE

dunkin' brands

DUNKIN' DONUTS

baskin robbins

The most effective menus blend both global and local
products
BR customers expect a menu that offers both Western and local choices
Begins with core menu items
o
Hard Scoop, Sundaes, Shakes, Blasts, Smoothies, Cakes
Supported by treats and beverages tailored to local tastes
o
Moon Cakes – China
o
Emlaaq Scoops – Middle East
BR International team driving results
o
Solid marketing and menu support
o
World class Culinary team
o
Strong supply chain expertise

唐恩都乐
DUNKIN' DONUTS

DUNKIN' DONUTS
New

DUNKIN' DONUTS

ДАНКИН
ДОНАТС
DUNKIN'
DONUTS

DONUTS
DUNKIN' DONUTS
espresso

DUNKIN' DONUTS

唐恩都乐
DUNKIN' DONUTS

dunkin' brands
DUNKIN' DONUTS
baskin robbins

For Dunkin’ Donuts, a flexible format enables a relevant customer experience for different markets

ДАНКИН
ДОНАТС
DUNKIN'
DONUTS

DUNKIN

dunkin' brands

DUNKIN' DONUTS

baskin robbins

Dunkin Donuts International - Store Design
Global
(Freestanding)
Regional
(Self Serve Donuts)
Local
(Kiosk)
• New store design to be released in Q3.
• Universal signage and in store design elements, flexibility on format and profile
• Self serve donut case proving very successful

OFFRE BIEN CHAUDE
CAFÉ GRATUIT
DUNKIN' DONUTS
Entre 6h et 10h

FUSIÓN NATURAL

¿QUÉ ESTÁS TOMANDO?

Donut Flowers Festival
DUNKIN' DONUTS

Happy Together

DUNKIN MINI DONUTS

new 홀링도넛
DUNKIN' DONUTS

dunkin' brands

DUNKIN' DONUTS

baskin robbins

Customer Appreciation Coffee and Tea Time Afternoon Break Thai Flower Festival Fruit Chewy Relevant local marketing and local products to appeal to the local consumers and effectively drive sales

• Dunkin Donuts and Baskin-Robbins possess a strong
international presence with a proven ability to grow in new
markets
• Brands have ability to leverage domestic strengths to
grow awareness globally and ensure local relevance to
optimize impact
• Leveraging key elements of our international development
strategy
• Growing in existing core markets
• Capitalizing on markets with major growth potential
• Further developing  our franchisee support structure
Significant International growth opportunities
International business poised for significant, long-term
growth opportunities

Rejuvenating a Beloved Brand Bill Mitchell Senior Vice President & Brand Officer, Baskin-Robbins U.S. & Canada “Back to basics” to drive BR U.S. comp store sales growth

Rejuvenating a beloved 65-year old brand
(5.2%)
0.5%
(2.8%)
1.7%
5.8%
0.5%
9.4%
(6.0%)
(4.0%)
(2.0%)
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
FY'10 Q1'11 Q2'11 Q3'11 Q4'11 FY'11 Q1'12
o
Steadily increasing comp store sales growth
o
Q1 2012 -- highest quarterly increase since Q4 2001
o
2012 Guidance: 2 –
4% comp store sales growth
o
Optimizing store base
Comp Store Sales Momentum
Turning around Baskin-Robbins U.S. despite
challenging U.S. ice cream market

Increasing comp store sales growth for BR U.S. PINK SPOON DRIVEN PROFITABLE TOPLINE SALES RETURN TO GROWTH

Pink Spoon Driven
“Pink Spoon” plan is all about Operational Execution
o
Focusing on the basics
• Setting stores to brand standards
o
Measuring what matters
• Guest Satisfaction Survey
o
Standardizing the POS in all BR U.S. restaurants
o
Engaging crew with rallies and incentives
o
Strengthening franchisee partnerships with hands
on approach
Steadily increasing guest satisfaction scores

Profitable Topline Sales: Core Marketing Priorities
DRIVE
profitable traffic through strong value
proposition and differentiated products
INCREASE
ticket inside the four walls
to build profits
GET
‘EM IN
IMPROVE
relevance, differentiation
and consistency
BUILD THE
AND

Mini Soft Serve Parfait
$2
Strawberry 'N Almonds

NEW Smoothie
A Refreshing Taste of Guava, Orange and Passion Fruit.
Tropical Banana
BR Smoothie

Jamoca® Almond Fudge
A Delicious Blend of Chocolate, Coffee and Almonds!

Happy Valentine's Day

Chocolate Scores Again!
3-Point Chocolate Sundae
3-Point Chocolate

NEW Iced Cappy Blast™
The Perfect Pick-Me-Up!
BR
ICED cappy blast
Available in Original and Mocha

dunkin' brands
Dunkin' Donuts
baskin robbins

Profitable Topline Sales: Strong value proposition and differentiated products

THE CHALLENGE

- Disengaged franchisee abandoned Burbank, CA store
- Nearby existing multi-unit franchisee expressed interest, with concerns about poor condition of store and low AWS

THE SOLUTION

- Brand provided incentivized offer & enhanced support to franchisees, including:
  - Training staff, cleaning and organizing store and re-merchandising
  - Grand re-opening party

THE RESULTS

- Saved store from closure
- Improved brand image in community and grew AWS 50% post transfer dunkin' brands

DUNKIN' DONUTS

baskin robbins

Return to Growth: Optimizing restaurant base Case Study: Burbank, CA baskin BR robbins

baskin robbins
NOW OPEN
baskin robbins
2180

baskin BR robbins

dunkin' brands

DUNKIN' DONUTS

baskin robbins

Return to Growth: New Store Design

DUNKIN' DONUTS
AMERICA RUNS ON DUNKIN'
BR
baskin robbins

dunkin' brands

DUNKIN' DONUTS

BR baskin robbins

Strong Platform for Continued Growth
• Brands have unique mix of heritage and
consumer buzz
• Track record of driving strong comps
• Both domestic and international white
space growth opportunities
• Experienced management team focused
on disciplined and profitable growth by
franchisees
• Committed to strong long-term earnings
growth and cash flow generation with an
asset-light business model

dunkin' brands SM

DUNKIN' DONUTS

baskin robbins

dunkin' brands SM
DUNKIN' DONUTS
baskin robbins